UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2019, Coty Inc. (“Coty” or the “Company”) announced a series of organizational changes in connection with the implementation of its turnaround plan.

In connection with these changes, Edgar Huber, President of the Luxury division, has been appointed President of Americas and APAC, effective January 1, 2020, with an annual base salary of $1,000,000. Giovanni Pieraccioni, Chief Operating Officer of the Consumer Beauty division, has been appointed President of EMEA, effective January 1, 2020, with an annual base salary of $787,402. The other terms of compensation for each of Mr. Huber and Mr. Pieraccioni have not been materially modified.

Item 7.01.    Regulation FD Disclosure.

On July 1, 2019, Coty issued a press release announcing its turnaround plan and hosted an investor presentation to discuss the plan and to provide certain expectations for fiscal 2019 and fiscal 2020.

A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1, and a copy of the slides provided in connection with the presentation is attached hereto as Exhibit 99.2. Each of Exhibit 99.1 and Exhibit 99.2 are incorporated in this report by reference.

Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act. A copy of the press release and a copy of the slides are also available on the Company’s website at www.investors.coty.com, under the “Investor News” tab.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description
99.1	Press release, dated July 1, 2019, of the Company.
99.2	Investor Presentation Slides, July 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: July 1, 2019	By:	/s/ Pierre-Andre Terisse
Pierre-Andre Terisse
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 1, 2019, of the Company.
99.2	Investor Presentation Slides, July 1, 2019.